                                                                    EXHIBIT 10.1

            THIRD AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING
                     CREDIT AND GOLD CONSIGNMENT AGREEMENT

      THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND GOLD CONSIGNMENT AGREEMENT (this "Amendment") is entered into as of the 6th day of April, 2005 by and among the banks that are or may from time to time become parties hereto (individually a "Bank" and collectively, the "Banks"), LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as administrative agent ("Administrative Agent") and collateral agent, ABN AMRO BANK N.V., as syndication agent, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as documentation agent, BACK BAY CAPITAL FUNDING LLC ("Back Bay"), as an Accommodation Bank, and WHITEHALL JEWELLERS, INC., a Delaware corporation (the "Borrower").

                                   WITNESSETH:

      WHEREAS, the Agents (as defined in the Agreement), the Banks and the Borrower are parties to that certain Second Amended and Restated Revolving Credit and Gold Consignment Agreement dated as of July 29, 2003, as amended by that certain First Amendment to Second Amended and Restated Revolving Credit and Gold Consignment Agreement dated as of March 23, 2004 and that certain Second Amendment to Second Amended and Restated Revolving Credit and Gold Consignment Agreement dated as of January 31, 2005 (collectively, the "Agreement"); and

      WHEREAS, the Borrower and the Banks have agreed to further amend the Agreement in accordance with the terms and conditions of this Amendment.

      NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows:

      1. Incorporation of the Agreement. All capitalized terms which are not defined hereunder shall have the same meanings as set forth in the Agreement, and the Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same were set forth in its entirety. To the extent any terms and provisions of the Agreement are inconsistent with the amendments set forth in Paragraph 2 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

      2.    Amendment of the Agreement.

                  (i) The definitions of the terms "Accommodation Facility", "Accommodation Facility Commitment Amount," "Accommodation Bank," "Accounts Payable," "Appraised (GOB) Percentage of Eligible Inventories," "Effective Percentage," "Eligible Credit Card Receivables," "Field Examination Reserve," "Minimum Excess Availability," "Non-consenting Bank," "NRLV," "Required Availability Reserve," and "Revolving Loan Borrowing Base" are hereby added to Section 1.1 of the Agreement to read as follows:

      ACCOMMODATION FACILITY. AS DEFINED IN SECTION 2.12.

      ACCOMMODATION FACILITY COMMITMENT AMOUNT. FIFTEEN MILLION DOLLARS ($15,000,000.00).

      ACCOMMODATION BANK. LASALLE AND BACK BAY AND ANY REPLACEMENT BANK PURSUANT TO SECTION 26 .

      ACCOUNTS PAYABLE. AS OF ANY DATE OF DETERMINATION, ALL ACCOUNTS PAYABLE RECORDED ON THE BOOKS AND RECORDS OF THE BORROWER IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND IN ACCORDANCE WITH THE BORROWER'S HISTORICAL PRACTICES.

      APPRAISED (GOB) PERCENTAGE OF ELIGIBLE INVENTORIES. THE FOLLOWING SPECIFIED PERCENTAGES DURING THE CORRESPONDING DESIGNATED PERIODS, BUT IN NO EVENT GREATER THAN 100% OF THE COST OF THE BORROWER'S ELIGIBLE INVENTORY MULTIPLIED BY THE NRLV OF ELIGIBLE INVENTORY:

              PERIOD                               PERCENTAGE
-----------------------------------                ----------
            APRIL, 2005                              65.0%
             MAY, 2005                               65.0%
            JUNE, 2005                               64.0%
            JULY, 2005                               63.5%
           AUGUST, 2005                              63.5%
SEPTEMBER 1, 2005-NOVEMBER 30, 2005                  65.0%
DECEMBER 1, 2005-DECEMBER 15, 2005                   65.0%
DECEMBER 16, 2005-JANUARY 31, 2006                   60.0%
  FEBRUARY 1, 2006-JULY 31, 2006                     65.0%

      EFFECTIVE PERCENTAGE. THE FOLLOWING SPECIFIED PERCENTAGES DURING THE CORRESPONDING DESIGNATED PERIODS:

                  PERIOD                                      PERCENTAGE
-------------------------------------------                   ----------
  APRIL 1, 2005 THROUGH DECEMBER 19, 2005                        100%
DECEMBER 20, 2005 THROUGH DECEMBER 30, 2005                       90%
     DECEMBER 31, 2005 AND THEREAFTER                             88%

      ELIGIBLE CREDIT CARD RECEIVABLES. ACCOUNTS RECEIVABLE DUE TO THE BORROWER ON A NON RECOURSE BASIS FROM VISA, MASTERCARD, AMERICAN EXPRESS CO., DISCOVERCARD, DINERS

CLUB, AND OTHER MAJOR CREDIT CARD PROCESSORS, OR FROM DEBIT CARD AND TELECHECK, IN EACH CASE ACCEPTABLE TO THE ADMINISTRATIVE AGENT, AS ARISE IN THE ORDINARY COURSE OF BUSINESS, WHICH HAVE BEEN EARNED BY PERFORMANCE AND ARE DEEMED BY THE ADMINISTRATIVE AGENT IN ITS DISCRETION TO BE ELIGIBLE FOR INCLUSION IN THE CALCULATION OF THE BORROWING BASE AND THE REVOLVING LOAN BORROWING BASE. WITHOUT LIMITING THE FOREGOING, NONE OF THE FOLLOWING SHALL BE DEEMED TO BE ELIGIBLE CREDIT CARD RECEIVABLES:

      (a) ACCOUNTS FROM VISA, MASTERCARD, AMERICAN EXPRESS CO., DISCOVERCARD, DINERS CLUB, AND OTHER MAJOR CREDIT CARD PROCESSORS THAT REMAIN OUTSTANDING PAST FIVE (5) BUSINESS DAYS FROM THE DATE OF SALE;

      (b) ACCOUNTS WITH RESPECT TO WHICH THE BORROWER DOES NOT HAVE GOOD, VALID AND MARKETABLE TITLE THERETO, FREE AND CLEAR OF ANY ENCUMBRANCE (OTHER THAN ENCUMBRANCES GRANTED TO THE COLLATERAL AGENT);

      (c) ACCOUNTS THAT ARE NOT SUBJECT TO A PERFECTED FIRST PRIORITY SECURITY INTEREST IN FAVOR OF THE COLLATERAL AGENT;

      (d) ACCOUNTS WHICH ARE DISPUTED, ARE WITH RECOURSE, OR WITH RESPECT TO WHICH A CLAIM, COUNTERCLAIM, OFFSET OR CHARGEBACK HAS BEEN ASSERTED (BUT ONLY TO THE EXTENT OF SUCH DISPUTE, CLAIM, COUNTERCLAIM, OFFSET OR CHARGEBACK); OR

      (e) ACCOUNTS WHICH THE ADMINISTRATIVE AGENT DETERMINES IN ITS REASONABLE DISCRETION TO BE UNCERTAIN OF COLLECTION.

      FIELD EXAMINATION RESERVE. A RESERVE IN THE AMOUNT OF SEVEN MILLION DOLLARS ($7,000,000.00) WHICH SHALL BE MAINTAINED UNLESS AND UNTIL THE ACCOMMODATION BANKS APPROVAL OF ANY REDUCTION OR ELIMINATION OF THE FIELD EXAMINATION RESERVE BASED ON THE SUBSTANCE OF THE FIELD EXAMINATION AND AUDIT REPORT OF THE BORROWER TO COMMENCE ON OR ABOUT APRIL 4, 2005.

      MINIMUM EXCESS AVAILABILITY. TWO MILLION DOLLARS ($2,000,000).

      NON-CONSENTING BANK. AS DEFINED IN SECTION 26.

      NRLV MEANS THAT PERCENTAGE, AS DETERMINED BY THE ADMINISTRATIVE AGENT FROM THE THEN MOST RECENT APPRAISAL OF THE BORROWER'S INVENTORY UNDERTAKEN AT THE REQUEST OF THE ADMINISTRATIVE AGENT, REFLECTING THE ESTIMATE OF THE NET RECOVERY ON THE BORROWER'S INVENTORY IN THE EVENT OF AN IN-STORE LIQUIDATION OF THAT INVENTORY.

      REQUIRED AVAILABILITY RESERVE. SHALL MEAN (i) DURING THE PERIOD COMMENCING ON THE FUNDING DATE AND ENDING ON JANUARY 31, 2006, FIFTEEN MILLION DOLLARS ($15,000,000) AND (ii) COMMENCING ON FEBRUARY 1, 2006, TWENTY MILLION DOLLARS ($20,000,000).

      REVOLVING LOAN BORROWING BASE. AT THE RELEVANT TIME OF REFERENCE THERETO, AN AMOUNT DETERMINED BY THE ADMINISTRATIVE AGENT BY REFERENCE TO THE MOST RECENT BORROWING BASE REPORT DELIVERED TO THE BANKS AND THE AGENTS PURSUANT TO SECTION 10.4(f), WHICH IS EQUAL TO (i) THE SUM OF (a) 85% OF ELIGIBLE CREDIT CARD RECEIVABLES PLUS (b) ELIGIBLE INVENTORY MULTIPLIED BY THE APPLICABLE APPRAISED
(GOB) PERCENTAGE OF ELIGIBLE INVENTORIES MINUS (ii) THE SUM OF (a) THE REQUIRED AVAILABILITY RESERVE, (b) THE INVENTORY SHRINK RESERVE, (c) THE LAYAWAY RESERVE,
(d) THE FIELD EXAMINATION RESERVE, AND (e) SUCH OTHER RESERVES AS MAY BE ESTABLISHED BY THE ADMINISTRATIVE AGENT IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS AGREEMENT.

            (b) The first sentence contained within the definition of the term "Borrowing Base" is hereby amended and restated to read as follows:

            AT THE RELEVANT TIME OF REFERENCE THERETO, AN AMOUNT EQUAL TO THE LESSER OF (i) $125,000,000, (ii) THE SUM OF THE REVOLVING LOAN BORROWING BASE PLUS THE PRINCIPAL BALANCE OUTSTANDING OF THE ACCOMMODATION FACILITY OR (iii) THE SUM OF (a) ELIGIBLE INVENTORY MULTIPLIED BY THE APPRAISED (GOB) PERCENTAGE OF ELIGIBLE INVENTORIES MULTIPLIED BY THE EFFECTIVE PERCENTAGE PLUS (b) 85% OF ELIGIBLE CREDIT CARD RECEIVABLES MINUS (c) THE INVENTORY SHRINK RESERVE, MINUS (d) THE LAYAWAY RESERVE, MINUS (e) THE FIELD EXAMINATION RESERVE, MINUS (F) SUCH OTHER RESERVES AS MAY BE ESTABLISHED BY THE ADMINISTRATIVE AGENT IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS AGREEMENT.

            (c) The Definition of the term "Eligible Accounts Receivable" is hereby deleted in its entirety.

            (d) The definition of the term "Eligible Inventory" is hereby amended and restated to read as follows:

            ELIGIBLE INVENTORY. WITH RESPECT TO THE BORROWER, FINISHED GOODS, FABRICATED BUT UNFINISHED GOODS, AND PRECIOUS STONE (WHETHER OR NOT PLACED IN FINDINGS) INVENTORY OWNED BY THE BORROWER, PROVIDED THAT ELIGIBLE INVENTORY SHALL NOT INCLUDE ANY INVENTORY (i) HELD ON CONSIGNMENT, OR NOT OTHERWISE OWNED BY THE BORROWER, OR OF A TYPE NO LONGER SOLD BY THE BORROWER, (ii) WHICH IS DAMAGED OR NOT IMMEDIATELY SALEABLE OR SUBJECT TO ANY LEGAL ENCUMBRANCE OTHER THAN PERMITTED LIENS, (iii) WHICH IS NOT IN THE POSSESSION OF THE BORROWER UNLESS IT IS IN TRANSIT FROM ONE PERMITTED INVENTORY LOCATION WITHIN THE UNITED STATES OF AMERICA TO ANOTHER PERMITTED INVENTORY LOCATION WITHIN THE UNITED STATES OF AMERICA, (iv) AS TO WHICH APPROPRIATE UNIFORM COMMERCIAL CODE FINANCING STATEMENTS SHOWING THE BORROWER AS DEBTOR AND THE COLLATERAL AGENT AS SECURED PARTY HAVE NOT BEEN FILED IN THE PROPER FILING OFFICE OR OFFICES IN ORDER TO PERFECT THE COLLATERAL AGENT'S SECURITY INTEREST THEREIN,
            (v) WHICH HAS BEEN SHIPPED TO A CUSTOMER OF THE BORROWER REGARDLESS OF WHETHER SUCH SHIPMENT IS ON A CONSIGNMENT BASIS, (vi) WHICH IS NOT EITHER (A) LOCATED AT A PERMITTED INVENTORY LOCATION WITHIN THE UNITED STATES OF AMERICA OR (B) IN TRANSIT FROM ONE PERMITTED INVENTORY LOCATION WITHIN THE UNITED STATES OF AMERICA TO ANOTHER PERMITTED INVENTORY LOCATION WITHIN THE UNITED STATES OF AMERICA,
            (vii) WHICH THE ADMINISTRATIVE AGENT REASONABLY DEEMS TO BE OBSOLETE OR NOT MARKETABLE, OR (viii) WHICH IS DESIGNATED AS "RETURN-TO-VENDOR" INVENTORY. "ELIGIBLE INVENTORY" MAY INCLUDE INVENTORY, NOT TO EXCEED $3,500,000.00 IN THE AGGREGATE, LOCATED AT LOCATIONS OTHER THAN AS SPECIFIED IN CLAUSE (vi) ABOVE, PROVIDED THAT SUCH INVENTORY IS SUBJECT TO A THIRD PARTY BAILMENT AGREEMENT ACCEPTABLE TO THE ADMINISTRATIVE AGENT, IN THE ADMINISTRATIVE AGENT'S SOLE DISCRETION, PURSUANT TO WHICH THE APPLICABLE BAILEE HAS ACKNOWLEDGED THE EXISTENCE AND PRIORITY (AS AGAINST SUCH BAILEE) OF THE SECURITY INTEREST OF THE COLLATERAL AGENT IN SUCH INVENTORY AND HAS WAIVED ANY RIGHT OF SETOFF AGAINST SUCH INVENTORY, SUCH AS, BY EXAMPLE, INVENTORY LOCATED IN THE POSSESSION OF P & J MANUFACTURING, INC. FOR REPAIR.

            (e) The Borrower acknowledges and agrees that there are presently existing no Obligations outstanding pursuant to Article 4 of the Loan Agreement. The commitment of the Gold Fronting Bank to make any Purchase and Consignment of Precious Metal as set forth in Section 4.1 of the Agreement is hereby terminated. The several provisions of the Agreement relating to the Purchase and Consignment of Precious Metal and all related terms and conditions are hereby deemed modified so as to be not inconsistent with the foregoing modification.

            (f) The definition of the term "Reserve" is hereby amended and restated to read as follows:

            RESERVES. AS DETERMINED BY THE ADMINISTRATIVE AGENT IN ACCORDANCE WITH ITS REASONABLE CREDIT DISCRETION, INCLUDING SUCH AMOUNTS AS THE ADMINISTRATIVE AGENT MAY FROM TIME TO TIME ESTABLISH AND REVISE (a) TO REFLECT EVENTS, CONDITIONS, CONTINGENCIES OR RISKS WHICH DO OR MAY (i) ADVERSELY AFFECT EITHER (A) ANY COLLATERAL, THE RIGHTS OF THE COLLATERAL AGENT, ANY OF THE OTHER AGENTS OR ANY OF THE BANKS IN ANY COLLATERAL OR ITS VALUE OR (B) THE SECURITY INTEREST AND OTHER RIGHTS OF THE COLLATERAL AGENT, ANY OF THE OTHER AGENTS OR ANY OF THE BANKS IN THE COLLATERAL (INCLUDING THE ENFORCEABILITY, PERFECTION AND PRIORITY THEREOF) OR (ii) ADVERSELY AFFECT IN ANY MATERIAL RESPECT THE ASSETS (OTHER THAN ANY COLLATERAL) OR BUSINESS OR FINANCIAL CONDITION OF THE BORROWER OR ANY OF ITS SUBSIDIARIES OR
            (b) TO REFLECT THE BELIEF OF THE ADMINISTRATIVE AGENT THAT ANY BORROWING BASE REPORT OR OTHER COLLATERAL REPORT OR FINANCIAL INFORMATION FURNISHED BY OR ON BEHALF OF THE BORROWER TO ANY OF THE AGENTS OR ANY OF THE BANKS IS OR MAY HAVE BEEN INCOMPLETE, INACCURATE OR MISLEADING IN ANY MATERIAL RESPECT.

            (g) Section 2.11 of the Agreement is hereby deleted in its entirety.

            (h) The proviso at the end of the first sentence of Section 2.1 of the Agreement is hereby amended and restated to read as follows:

            ; PROVIDED, THAT THE SUM OF THE OUTSTANDING AMOUNT OF THE REVOLVING CREDIT LOANS (AFTER GIVING EFFECT TO ALL AMOUNTS REQUESTED AND EXCLUDING ALL LOANS UNDER THE ACCOMMODATION FACILITY) PLUS THE MAXIMUM DRAWING AMOUNT AND ALL REIMBURSEMENT OBLIGATIONS SHALL NOT AT ANY TIME EXCEED THE LESSER OF (i) THE TOTAL REVOLVER COMMITMENT LESS THE OUTSTANDING PRINCIPAL AMOUNT OF THE ACCOMMODATION FACILITY AND (ii) THE REVOLVING LOAN BORROWING BASE; AND PROVIDED, FURTHER, THAT THE SUM OF THE OUTSTANDING AMOUNT OF THE REVOLVING CREDIT LOANS (AFTER GIVING EFFECT TO ALL AMOUNTS REQUESTED AND INCLUDING ALL LOANS UNDER THE ACCOMMODATION FACILITY) PLUS THE MAXIMUM DRAWING AMOUNT AND ALL REIMBURSEMENT OBLIGATIONS SHALL NOT AT ANY TIME EXCEED THE LESSER OF (i) THE TOTAL REVOLVER COMMITMENT AND (ii) THE BORROWING BASE.

            (i) A new Section 2.12 is hereby inserted, as follows:

            2.12 ACCOMMODATION FACILITY. AS A SUBFACILITY WITHIN THE TOTAL REVOLVER COMMITMENT, THE ACCOMMODATION BANKS HEREBY ESTABLISH AN "ACCOMMODATION FACILITY" (SO-CALLED) PURSUANT TO WHICH THE ACCOMMODATION BANKS AGREE TO LEND TO THE BORROWER ON APRIL 6, 2005 (THE "FUNDING DATE"), UPON NOTICE BY THE BORROWER TO THE ADMINISTRATIVE AGENT, AN AMOUNT EQUAL TO THE ACCOMMODATION FACILITY COMMITMENT AMOUNT. THE ACCOMMODATION BANKS' COMMITMENT TO LEND UNDER THE ACCOMMODATION FACILITY IS INCLUDED WITHIN, AND IS NOT IN ADDITION TO, THE COMMITMENT OF THE ACCOMMODATION BANKS GENERALLY.

                  (a) THE ACCOMMODATION FACILITY SHALL BE FULLY FUNDED ON THE
            FUNDING DATE AND SHALL NOT BE SUBJECT TO THE REVOLVING NATURE OF THE REVOLVING CREDIT LOANS. UPON THE ADVANCE OF THE ACCOMMODATION FACILITY ON THE FUNDING DATE, THE COMMITMENT OF THE ACCOMMODATION BANKS UNDER THE ACCOMMODATION FACILITY SHALL TERMINATE. ONCE REPAID, LOANS OUTSTANDING UNDER THE ACCOMMODATION FACILITY MAY NOT BE REBORROWED.

                  (b) AMOUNTS OUTSTANDING UNDER THE ACCOMMODATION FACILITY
            CONSTITUTE OBLIGATIONS, ARE SECURED BY ALL COLLATERAL, CONSTITUTE A PORTION OF THE REVOLVING CREDIT LOANS, AND THE PRINCIPAL BALANCE OF THE ACCOMMODATION FACILITY SHALL CONSTITUTE A PORTION OF THE OUTSTANDING FACILITY AMOUNTS. HOWEVER, AMOUNTS OUTSTANDING UNDER THE ACCOMMODATION FACILITY SHALL BE REPAID ON A "LAST-OUT" BASIS, IN ACCORDANCE WITH THE WATERFALL PROVISIONS SET FORTH IN SECTIONS 5.8.3, 5.9(c), AND 5.10 OF THIS CREDIT AGREEMENT.

                  (c) ALL AMOUNTS OUTSTANDING UNDER THE ACCOMMODATION FACILITY
            SHALL BE DUE AND PAYABLE IN FULL, WITHOUT DEMAND, NOTICE, OR PROTEST, ALL OF WHICH ARE HEREBY EXPRESSLY WAIVED BY THE BORROWER, ON JULY 31, 2006 (THE "ACCOMMODATION FACILITY MATURITY DATE").

                  (d) INTEREST SHALL ACCRUE AND BE PAID BY THE BORROWER ON THE
            OUTSTANDING BALANCE OF THE ACCOMMODATION FACILITY FROM THE FUNDING DATE AND UNTIL THE PRINCIPAL BALANCE THEREOF HAS BEEN PAID IN FULL AT A PER ANNUM RATE EQUAL TO THE SUM OF THE BASE RATE PLUS EIGHT PERCENT (8%). INTEREST SHALL BE CALCULATED ON A 360 DAY YEAR, AND ACTUAL DAY MONTHS. INTEREST SHALL BE PAID ("CURRENT PAY INTEREST") MONTHLY IN ARREARS ON THE FIRST BUSINESS DAY OF EACH CALENDAR MONTH, COMMENCING MAY 1, 2005, AND CONTINUING ON THE LIKE DAY OF EACH CALENDAR MONTH THEREAFTER, AND ON THE ACCOMMODATION FACILITY MATURITY DATE. AFTER THE OCCURRENCE OF A DEFAULT OR AN EVENT OF DEFAULT, CURRENT PAY INTEREST SHALL BE INCREASED TO THE AGGREGATE OF THE THEN PREVAILING RATE, PLUS AN ADDITIONAL TWO PERCENT (2%) PER ANNUM IN ACCORDANCE WITH SECTION 5.21. ACCRUED INTEREST ON THE OUTSTANDING PRINCIPAL AMOUNT OF THE ACCOMMODATION FACILITY, INCLUDING INTEREST ACCRUING AT THE DEFAULT RATE, SHALL CONSTITUTE OBLIGATIONS. SUCH INTEREST SHALL BE FOR THE SOLE BENEFIT OF THE ACCOMMODATION BANKS.

                  (e) THE BORROWER SHALL PAY TO THE ACCOMMODATION BANKS THE
            "COMMITMENT FEE," THE "COLLATERAL MONITORING FEE," AND THE "EARLY TERMINATION FEE" IN ACCORDANCE WITH THAT CERTAIN ACCOMMODATION FACILITY LETTER AGREEMENT, DATED APRIL 6, 2005 ENTERED INTO BY AND BETWEEN THE BORROWER AND THE ACCOMMODATION BANKS (AS THE SAME MAY BE AMENDED FROM TIME TO TIME, THE "ACCOMMODATION FACILITY LETTER AGREEMENT"). SUCH FEES SHALL BE FOR THE SOLE BENEFIT OF THE ACCOMMODATION BANKS AND SHALL CONSTITUTE OBLIGATIONS.

                  (f) LASALLE, IN ITS SOLE DISCRETION, MAY MAKE ADVANCES IN
            EXCESS OF THE ACCOMMODATION FACILITY COMMITMENT AMOUNT ("PERMITTED OVERADVANCE") PROVIDED SUCH PERMITTED OVERADVANCES (i) ARE MADE TO MAINTAIN, PROTECT OR PRESERVE THE COLLATERAL, (ii) DO NOT EXCEED $2,000,000 IN AGGREGATE PRINCIPAL AMOUNT OUTSTANDING AT ANY TIME,
            (iii) DO NOT REMAIN OUTSTANDING FOR MORE THAN FORTY-FIVE (45) CONSECUTIVE DAYS WITHOUT THE CONSENT OF THE REQUIRED BANKS AND BACK BAY AND (iv) ARE ADVANCED NO MORE THAN TWO (2) TIMES ON OR BEFORE THE MATURITY DATE. THE PERMITTED OVERADVANCES SHALL ACCRUE INTEREST AT THE RATE OF INTEREST APPLICABLE TO LOANS UNDER THE ACCOMMODATION FACILITY AND SHALL CONSTITUTE OBLIGATIONS. FOR THE AVOIDANCE OF DOUBT, THE MAKING OF A PERMITTED OVERADVANCE SHALL CONSTITUTE AN EVENT OF DEFAULT.

                  (g) EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED FOR IN SECTIONS
            5.8.3, 5.9(c) AND 5.10 HEREOF AND EXCLUDING CURRENT PAY INTEREST, NO ACCOMMODATION BANK SHALL ACCEPT OR RECEIVE FROM THE BORROWER DIRECTLY OR INDIRECTLY BY WAY OF PAYMENT, SETOFF OR OTHERWISE, ANY SUMS WHICH MAY NOW OR HEREAFTER BE OWING TO ANY ACCOMMODATION BANK OR ANY OF THEIR SUCCESSORS OR ASSIGNS IN RESPECT OF THE ACCOMMODATION FACILITY INCLUDING WITHOUT LIMITATION A RECEIVER, TRUSTEE OR DEBTOR IN POSSESSION UNLESS AND UNTIL THE OBLIGATIONS TO THE BANKS UNDER THIS CREDIT AGREEMENT (OTHER THAN TO THE ACCOMMODATION BANKS UNDER THE ACCOMMODATION FACILITY) HAVE BEEN PAID IN FULL IN CASH OR CASH EQUIVALENT AND THE COMMITMENTS HEREUNDER HAVE BEEN TERMINATED. IN THE EVENT ANY SUCH PAYMENT SHALL BE RECEIVED BY AN ACCOMMODATION BANK IN RESPECT OF THE ACCOMMODATION FACILITY, IT SHALL BE HELD IN TRUST FOR THE BENEFIT OF THE BANKS (OTHER THAN THE ACCOMMODATION BANKS UNDER THE ACCOMMODATION FACILITY) UNDER THIS CREDIT AGREEMENT.

            (j) The Agreement is hereby amended to delete the option of the Borrower to select any Type of Revolving Credit Loan, other than Base Rate Loans on or after the occurrence of a Default or an Event of Default. On or after the occurrence of a Default or an Event of Default, no LIBOR Loans may be requested by the Borrower, nor shall any LIBOR Loans be made by the Banks. With respect to any LIBOR Loans outstanding as of the date of the occurrence of a Default or an Event of Default, each such LIBOR Loan shall automatically be converted to a Base Rate Loan upon the expiry of its existing Interest Period. Upon the occurrence of a Default or an Event of Default, the several provisions of the Agreement addressing the selection by the Borrower of different Types of Revolving Credit Loans, the conversion of Revolving Credit Loans from one Type to another Type, and all related terms and conditions shall be deemed modified so as to be not inconsistent with the foregoing modifications.

            (k) Section 5.8.3 of the Agreement is hereby amended and restated as follows:

            5.8.3 APPLICATIONS OF MANDATORY PREPAYMENTS. EACH ASSET DISPOSITION PREPAYMENT OR NEW ISSUANCE PREPAYMENT (COLLECTIVELY, "MANDATORY PREPAYMENTS") RECEIVED BY THE ADMINISTRATIVE AGENT SHALL BE APPLIED TO THE OBLIGATIONS AS FOLLOWS:

            (i) FIRST, TO PAY ALL FEES AND EXPENSES THEN DUE AND PAYABLE UNDER THIS CREDIT AGREEMENT (INCLUDING FEES AND EXPENSES FOR CASH MANAGEMENT, BUT EXCLUDING THE EARLY TERMINATION FEE);

            (ii) SECOND, TO PAY ALL PERMITTED OVERADVANCES, PLUS ALL ACCRUED AND UNPAID INTEREST THEREON;

            (iii) THIRD, TO PAY ALL ACCRUED AND UNPAID INTEREST ON THE REVOLVING CREDIT LOANS (INCLUDING LOANS UNDER THE ACCOMMODATION FACILITY);

            (iv) FOURTH, TO CASH COLLATERALIZE ALL REIMBURSEMENT OBLIGATIONS, INCLUDING 102% OF THE FACE AMOUNT OF ALL OUTSTANDING LETTERS OF CREDIT;

            (v) FIFTH, TO REPAY THE REVOLVING CREDIT LOANS (OTHER THAN UNDER THE ACCOMMODATION FACILITY) WHICH ARE BASE RATE LOANS;

            (vi) SIXTH, TO REPAY THE REVOLVING CREDIT LOANS (OTHER THAN UNDER THE ACCOMMODATION FACILITY) WHICH ARE LIBOR LOANS;

            (vii) SEVENTH, TO REPAY ALL OTHER OBLIGATIONS DUE AND OWING TO THE AGENTS AND THE BANKS (OTHER THAN THE ACCOMMODATION BANKS UNDER THE ACCOMMODATION FACILITY) UNDER THE LOAN DOCUMENTS;

            (viii) EIGHTH, TO REPAY THE REVOLVING CREDIT LOANS WHICH ARE OUTSTANDING UNDER THE ACCOMMODATION FACILITY;

            (ix) NINTH, TO PAY ANY EARLY TERMINATION FEE AND ALL OTHER OBLIGATIONS DUE AND OWING TO THE ACCOMMODATION BANKS UNDER THE LOAN DOCUMENTS; AND

            (ix) TENTH, TO THE BORROWER'S OPERATING ACCOUNTS.

            (l) The first paragraph of Section 5.9 (c) of the Agreement is hereby amended and restated as follows:

            (c) PRIOR TO THE OCCURRENCE OF AN EVENT OF DEFAULT, ALL FUNDS TRANSFERRED TO THE CONCENTRATION ACCOUNTS AND ANY AMOUNTS REQUIRED TO BE REPAID PURSUANT TO SECTION 5.9(b)(i) SHALL BE APPLIED TO THE OBLIGATIONS AS FOLLOWS:

            (A) FIRST, TO PAY ALL FEES AND EXPENSES THEN DUE AND PAYABLE UNDER THIS CREDIT AGREEMENT (INCLUDING FEES AND EXPENSES FOR CASH MANAGEMENT, BUT EXCLUDING ANY EARLY TERMINATION FEE);

            (B) SECOND, TO PAY ALL PERMITTED OVERADVANCES, PLUS ALL ACCRUED AND UNPAID INTEREST THEREON;

            (C) THIRD, TO PAY ALL ACCRUED AND UNPAID INTEREST ON THE REVOLVING CREDIT LOANS (INCLUDING LOANS UNDER THE ACCOMMODATION FACILITY);

            (D) FOURTH, BUT ONLY IN THE CASE OF A REQUIRED REPAYMENT PURSUANT TO
            SECTION 5.9(b)(i), TO CASH COLLATERALIZE ALL REIMBURSEMENT OBLIGATIONS, INCLUDING 102% OF THE FACE AMOUNT OF ALL OUTSTANDING LETTERS OF CREDIT;

            (E) FIFTH, TO REPAY REVOLVING CREDIT LOANS (OTHER THAN UNDER THE ACCOMMODATION FACILITY) WHICH ARE BASE RATE LOANS;

            (F) SIXTH, TO REPAY REVOLVING CREDIT LOANS (OTHER THAN UNDER THE ACCOMMODATION FACILITY) WHICH ARE LIBOR LOANS;

            (G) SEVENTH, TO REPAY ALL OTHER OBLIGATIONS DUE AND OWING TO THE AGENTS AND THE BANKS (OTHER THAN THE ACCOMMODATION BANKS UNDER THE ACCOMMODATION FACILITY) UNDER THE LOAN DOCUMENTS;

            (H) EIGHTH, TO REPAY REVOLVING CREDIT LOANS WHICH ARE OUTSTANDING UNDER THE ACCOMMODATION FACILITY;

            (I) NINTH, TO PAY ANY EARLY TERMINATION FEE AND ALL OTHER OBLIGATIONS DUE AND OWING TO THE ACCOMMODATION BANKS UNDER THE LOAN DOCUMENTS; AND

            (J) TENTH, TO THE BORROWER'S OPERATING ACCOUNTS.

            (m) Section 5.10 of the Agreement is hereby amended and restated as follows:

            5.10 REPAYMENTS OF LOANS AND DISTRIBUTION OF COLLATERAL PROCEEDS AFTER EVENT OF DEFAULT. IN THE EVENT THAT FOLLOWING THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, THE COLLATERAL AGENT, ANY OTHER AGENT OR ANY BANK, AS THE CASE MAY BE, RECEIVES ANY MONIES, WHETHER PURSUANT TO SECTION 4.4(c), SECTION 8.14 OR SECTION
            13.4 OR OTHERWISE WITH RESPECT TO THE REALIZATION UPON ANY OF THE COLLATERAL, SUCH MONIES SHALL BE DISTRIBUTED FOR APPLICATION AS FOLLOWS (THE BORROWER HEREBY AUTHORIZING AND CONSENTING TO SUCH APPLICATION):

            (a) FIRST, TO THE PAYMENT OF, OR (AS THE CASE MAY BE) THE REIMBURSEMENT OF THE AGENTS FOR OR IN RESPECT OF ALL REASONABLE COSTS, EXPENSES, DISBURSEMENTS AND LOSSES WHICH SHALL HAVE BEEN INCURRED OR SUSTAINED BY THE AGENTS IN CONNECTION WITH THE COLLECTION OF SUCH MONIES BY THE AGENTS, FOR THE EXERCISE, PROTECTION OR ENFORCEMENT BY THE COLLATERAL AGENT OF ALL OR ANY OF THE RIGHTS, REMEDIES, POWERS AND PRIVILEGES OF THE COLLATERAL AGENT, FOR THE BENEFIT OF THE AGENTS AND THE BANKS, UNDER THIS CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR IN RESPECT OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, THE FEES AND EXPENSES OF COUNSEL TO THE AGENTS AND SPECIAL COUNSEL TO ANY ACCOMMODATION BANK THAT IS NOT ITSELF THE AGENT, OR IN SUPPORT OF ANY PROVISION OF ADEQUATE INDEMNITY TO THE AGENTS AGAINST ANY TAXES OR LIENS WHICH BY LAW SHALL HAVE, OR MAY HAVE, PRIORITY OVER THE RIGHTS OF THE AGENTS TO SUCH MONIES;

            (b) SECOND, TO PAY ALL PERMITTED OVERADVANCES, PLUS ALL ACCRUED AND UNPAID INTEREST THEREON;

            (c) THIRD, TO PAY ALL ACCRUED AND UNPAID INTEREST ON THE REVOLVING CREDIT LOANS (INCLUDING LOANS UNDER THE ACCOMMODATION FACILITY);

            (d) FOURTH, TO CASH COLLATERALIZE ALL REIMBURSEMENT OBLIGATIONS, INCLUDING 102% OF THE FACE AMOUNT OF ALL OUTSTANDING LETTERS OF CREDIT;

            (e) FIFTH, TO REPAY THE REVOLVING CREDIT LOANS (OTHER THAN UNDER THE ACCOMMODATION FACILITY) WHICH ARE BASE RATE LOANS;

            (f) SIXTH, TO REPAY THE REVOLVING CREDIT LOANS (OTHER THAN UNDER THE ACCOMMODATION FACILITY) WHICH ARE LIBOR LOANS;

            (g) SEVENTH, TO REPAY ALL OTHER OBLIGATIONS DUE AND OWING TO THE AGENTS AND THE BANKS (OTHER THAN THE ACCOMMODATION BANKS UNDER THE ACCOMMODATION FACILITY) UNDER THE LOAN DOCUMENTS;

            (h) EIGHTH, TO REPAY THE REVOLVING CREDIT LOANS WHICH ARE OUTSTANDING UNDER THE ACCOMMODATION FACILITY;

            (i) NINTH, TO PAY ANY EARLY TERMINATION FEE AND ANY OTHER OBLIGATIONS DUE AND OWING TO THE ACCOMMODATION BANKS UNDER THE LOAN DOCUMENTS;

            (j) TENTH, UPON PAYMENT AND SATISFACTION IN FULL OR OTHER PROVISIONS FOR PAYMENT IN FULL SATISFACTORY TO EACH OF THE BANKS AND THE AGENTS OF ALL OF THE OBLIGATIONS, TO THE PAYMENT OF ANY UNPAID OBLIGATIONS REQUIRED TO BE PAID PURSUANT TO SECTION 9-615(a) OF THE UNIFORM COMMERCIAL CODE OF THE STATE OF ILLINOIS; AND

            (k) ELEVENTH, THE EXCESS, IF ANY, SHALL BE RETURNED TO THE BORROWER OR TO SUCH OTHER PERSONS AS ARE ENTITLED THERETO.

            ALL DISTRIBUTIONS IN RESPECT OF (i) SUCH OBLIGATIONS SHALL BE MADE PARI PASSU AMONG OBLIGATIONS WITH RESPECT TO THE AGENTS' FEES PAYABLE PURSUANT TO SECTION 5.12, AND ALL OTHER OBLIGATIONS AND (ii) OBLIGATIONS OWING TO THE BANKS WITH RESPECT TO EACH TYPE OF OBLIGATION UNDER EACH OF THE CATEGORIES SPECIFIED ABOVE SUCH AS INTEREST, PRINCIPAL, FEES AND EXPENSES, SHALL BE MADE AMONG THE BANKS ENTITLED THERETO PRO RATA, IN ACCORDANCE WITH THEIR RESPECTIVE COMMITMENT PERCENTAGES (OR IN THE CASE OF THE ACCOMMODATION BANKS, IN ACCORDANCE WITH THEIR RESPECTIVE SHARE OF THE ACCOMMODATION FACILITY COMMITMENT AMOUNT); AND PROVIDED, FURTHER, THAT THE AGENTS MAY IN THEIR DISCRETION MAKE PROPER ALLOWANCE TO TAKE INTO ACCOUNT ANY OBLIGATIONS NOT THEN DUE AND PAYABLE.

            (n) The clause "No more frequently than once each calendar year or more frequently as determined by the Agents if an Event of Default shall have occurred and be continuing," in the first sentence of Section 8.9.2 of the Agreement is hereby deleted. The clause "the Borrower will obtain and deliver to the Administrative Agent " contained in the first sentences of Sections 8.9.2 and 8.9.3 of the Agreement is hereby deleted and replaced with the clause "the Administrative Agent shall obtain."

            (o) Section 10.1 of the Agreement is hereby amended and restated to read as follows:

            10.1 FIXED CHARGE COVERAGE RATIO. THE BORROWER SHALL NOT PERMIT ITS FIXED CHARGE COVERAGE RATIO (AS DEFINED BELOW), FOR THE TRAILING TWELVE MONTH PERIOD TESTED AS OF THE LAST DAY OF EACH OF THE MONTHS LISTED BELOW, TO BE LOWER THAN THE CORRESPONDING "MINIMUM RATIO" SET FORTH IN THE CHART BELOW. FOR PURPOSES HEREIN, "FIXED CHARGE COVERAGE RATIO" IS DEFINED AS THE RATIO OF (a) THE SUM OF (i) CONSOLIDATED EBITDA FOR SUCH PERIOD PLUS
      (ii) CONSOLIDATED MINIMUM STORE RENT FOR SUCH PERIOD TO (b) THE SUM OF (i) CONSOLIDATED MINIMUM STORE RENT FOR SUCH PERIOD PLUS (ii) CONSOLIDATED CASH INTEREST EXPENSE FOR SUCH PERIOD. NOTWITHSTANDING THE FOREGOING, SOLELY FOR PURPOSES OF CALCULATING CONSOLIDATED EBITDA IN THE FIXED CHARGE COVERAGE RATIO, THE BORROWER MAY EXCLUDE (i) ANY CASH OR NON-CASH CHARGES ARISING FROM THE APPLICATION OF THE FINANCIAL ACCOUNTING

      STANDARD BOARD'S STATEMENT NO. 5, (ii) UPON WRITTEN APPROVAL OF THE ADMINISTRATIVE AGENT, A DEDUCTION FOR CASH AND NON-CASH EXPENSES INCURRED BY THE BORROWER FOR LEGAL, ACCOUNTING AND CONSULTANT'S FEES AND EXPENSES ARISING FROM THE CAPITAL FACTORS LAWSUIT AND THE RESULTING SEC INQUIRY AND THE U.S. ATTORNEY INVESTIGATION ASSOCIATED THEREWITH, AND (iii) INCLUDE ANY STATE OR FEDERAL INCOME TAX REFUND RECEIVED IN CASH BY THE BORROWER DURING THE SUBJECT PERIOD.

MONTH                                                  MINIMUM RATIO
-----                                                  -------------
APRIL 2005 - OCTOBER 2005                                0.75:1.00
NOVEMBER 2005                                            0.80:1.00
DECEMBER 2005 AND AT ALL TIMES THEREAFTER                1.00:1.00

            (p) Section 10.2 of the Agreement is hereby amended and restated to read as follows:

                10.2 MINIMUM ACCOUNTS PAYABLE. THE BORROWER SHALL HAVE ACCOUNTS PAYABLE FOR THE MONTHS SET FORTH BELOW, CALCULATED ON A MONTHLY BASIS COMMENCING APRIL 2005, AND TESTED AS OF THE LAST DAY OF THE MONTH AND REPORTED ON THE MONTHLY BORROWING BASE REPORT, OF AT LEAST THE CORRESPONDING AMOUNTS SET FORTH IN THE CHART BELOW:

 END OF MONTH                                  MINIMUM ACCOUNTS PAYABLE
---------------                                ------------------------
APRIL, 2005                                           $45,800,000
MAY, 2005                                             $43,200,000
JUNE, 2005                                            $39,200,000
JULY, 2005                                            $38,700,000
AUGUST, 2005                                          $39,000,000
SEPTEMBER, 2005                                       $40,900,000
OCTOBER, 2005                                         $51,300,000
NOVEMBER, 2005                                        $52,100,000
DECEMBER, 2005                                        $36,400,000
JANUARY, 2006 AND AT ALL TIMES                        $39,400,000
THEREAFTER

            (q) A new Section 10.3 and a new Section 10.4 are hereby added to the Agreement to read as follows:

                10.3 CAPITAL EXPENDITURES. THE BORROWER SHALL NOT PERMIT ITS CAPITAL EXPENDITURES TO BE MORE THAN $5,500,000 FOR ANY FISCAL YEAR.

                10.4. MINIMUM BORROWING AVAILABILITY. THE BORROWER SHALL NOT PERMIT ITS BORROWING AVAILABILITY UNDER THE BORROWING BASE TO BE LESS THAN THE MINIMUM EXCESS AVAILABILITY AT ANY TIME.

            (r) Section 16 of the Agreement is hereby amended by the addition of the following sentence before the last sentence thereof :

                "THE FOREGOING SHALL ALSO BE FOR THE BENEFIT OF EACH
            ACCOMMODATION BANKS AND THE BORROWER AGREES TO PAY ALL SUCH COSTS AND EXPENSES OF EACH OF THE ACCOMMODATION BANKS, INCLUDING THE FEES AND EXPENSES OF ONE SPECIAL COUNSEL TO ANY ACCOMMODATION BANK THAT IS NOT ITSELF THE AGENT."

            (s) Article 19 of the Agreement is hereby amended by the addition of a new Section 19.10 to read as follows:

                  19.10 THE INITIAL ACCOMMODATION BANKS (LASALLE AND BACK BAY) AGREE THAT, EXCEPT IN THE CASE OF A BUYOUT AND REPLACEMENT OF A "NON-CONSENTING BANK" PURSUANT TO SECTION 26 OF THIS AGREEMENT: SO LONG AS BACK BAY HOLDS ITS ENTIRE INITIAL INTEREST IN THE LOANS UNDER THE ACCOMMODATION FACILITY FOR ITS OWN ACCOUNT, LASALLE (OR AN AFFILIATE OF LASALLE) SHALL AT ALL TIMES CONTINUE TO HOLD ITS ENTIRE INITIAL INTEREST IN THE LOANS UNDER THE ACCOMMODATION FACILITY FOR ITS OWN ACCOUNT; SO LONG AS LASALLE HOLDS ITS ENTIRE INITIAL INTEREST IN THE LOANS UNDER THE ACCOMMODATION FACILITY FOR ITS OWN ACCOUNT, BACK BAY (OR AN AFFILIATE OF BACK BAY) SHALL AT ALL TIMES CONTINUE TO HOLD ITS ENTIRE INITIAL INTEREST IN THE LOANS UNDER THE ACCOMMODATION FACILITY FOR ITS OWN ACCOUNT.

            (t) The second sentence of Section 26 is hereby amended by adding the following at the end thereof.

                "(g) THE DEFINITIONS OF "RESERVES" AND SECTIONS 2.12, 8.9.2,
            8.9.3, 10.1, 10.2, 10.3, 15.9, 16 AND ARTICLE 13 OF THE LOAN
            AGREEMENT MAY NOT BE AMENDED OR WAIVED WITHOUT THE CONSENT OF THE REQUIRED BANKS AND EACH ACCOMMODATION BANK, (h) SECTION 19.10 OF THE LOAN AGREEMENT MAY NOT BE AMENDED OR WAIVED WITHOUT THE CONSENT OF EACH ACCOMMODATION BANK, (i) THE DEFINITIONS OF "APPRAISED (GOB) PERCENTAGE OF ELIGIBLE INVENTORIES," "BORROWING AVAILABILITY," "BORROWING BASE," "MINIMUM EXCESS AVAILABILITY," "REQUIRED AVAILABILITY RESERVE," "REVOLVING LOAN BORROWING BASE," "TOTAL COMMITMENT" AND "TOTAL REVOLVER COMMITMENT" (AND ALL OTHER COMPONENT TERMS OF THE FOREGOING) AND SECTIONS 2.1, 5.8, 5.9, 5.10 AND 10.4 OF THE LOAN AGREEMENT MAY NOT BE AMENDED OR WAIVED WITHOUT THE CONSENT OF ALL OF THE BANKS AND EACH OF THE ACCOMMODATION BANKS, (j) NO RESERVE ESTABLISHED BY THE ADMINISTRATIVE AGENT MAY BE REDUCED OR ELIMINATED WITHOUT THE CONSENT OF ALL OF THE BANKS AND EACH OF THE ACCOMMODATION BANKS (OTHER THAN THE FIELD EXAMINATION RESERVE WHICH MAY ONLY BE REDUCED OR ELIMINATED WITH THE CONSENT OF EACH ACCOMMODATION BANK) AND (k) THIS SECTION 26 OF THE LOAN AGREEMENT MAY NOT BE AMENDED OR WAIVED WITHOUT THE CONSENT OF THE REQUIRED BANKS AND EACH ACCOMMODATION BANK, PROVIDED, THAT PROVISIONS OF THIS
            SECTION 26 PROVIDING FOR THE CONSENT OF ALL BANKS AND EACH OF THE ACCOMMODATION BANKS MAY NOT BE AMENDED OR WAIVED WITHOUT THE CONSENT OF ALL BANKS AND EACH OF THE ACCOMMODATION BANKS AND PROVIDED, FURTHER THAT , PARAGRAPH (h) OF THIS SECTION 26 PROVIDING FOR THE CONSENT OF EACH OF THE ACCOMMODATION BANKS MAY NOT BE AMENDED OR WAIVED WITHOUT THE CONSENT OF EACH OF THE ACCOMMODATION BANKS."

            (u) Section 26 of the Agreement is hereby amended by adding the following two paragraphs at the end thereof:

                IF ANY ACTION TO BE TAKEN HEREUNDER REQUIRES THE CONSENT,
            AUTHORIZATION, OR AGREEMENT OF EACH ACCOMMODATION BANK, AND AN ACCOMMODATION BANK (THE "NON-CONSENTING BANK") FAILS TO GIVE ITS CONSENT, AUTHORIZATION, OR AGREEMENT AND BUT FOR SUCH FAILURE TO GIVE SUCH CONSENT, AUTHORIZATION OR AGREEMENT, THE ACTION WOULD BE HAVE BEEN APPROVED TO BE TAKEN, THEN THE ADMINISTRATIVE AGENT, UPON AT LEAST 5 BUSINESS DAYS PRIOR IRREVOCABLE NOTICE TO THE NON-CONSENTING BANK, MAY PERMANENTLY REPLACE THE NON-CONSENTING BANK WITH ONE OR MORE SUBSTITUTE ACCOMMODATION BANKS (EACH, A "REPLACEMENT BANK"), AND THE NON-CONSENTING BANK SHALL HAVE NO RIGHT TO REFUSE TO BE REPLACED HEREUNDER. SUCH NOTICE TO REPLACE THE NON-CONSENTING BANK SHALL SPECIFY AN EFFECTIVE DATE FOR SUCH REPLACEMENT, WHICH DATE SHALL NOT BE LATER THAN 12 BUSINESS DAYS AFTER THE DATE SUCH NOTICE IS GIVEN. NOTWITHSTANDING THE DELIVERY BY THE ADMINISTRATIVE AGENT OF NOTICE TO THE NON-CONSENTING BANK THAT A REPLACEMENT BANK IS TO BE SUBSTITUTED IN THE PLACE OF THE NON-CONSENTING BANK, IF THE NON-CONSENTING BANK DOES IN FACT THEREAFTER PROVIDE ITS EXPRESS WRITTEN CONSENT TO THE SUBJECT ACTION PRIOR TO THE DATE THAT THE NON-CONSENTING BANK HAS ACTUALLY BEEN REPLACED BY A REPLACEMENT BANK, THEN THE NOTICE TO REPLACE THE NON-CONSENTING BANK SHALL BE DEEMED OF NO FURTHER FORCE AND EFFECT AND THE PREVIOUSLY DESIGNATED NON-CONSENTING BANK SHALL REMAIN AS AN ACCOMMODATION BANK.

            PRIOR TO THE EFFECTIVE DATE OF SUCH REPLACEMENT, THE NON-CONSENTING BANK AND EACH REPLACEMENT BANK SHALL EXECUTE AND DELIVER AN ASSIGNMENT AND ACCEPTANCE AGREEMENT, SUBJECT ONLY TO THE NON-CONSENTING BANK BEING REPAID ITS SHARE OF THE OUTSTANDING ACCOMMODATION FACILITY OBLIGATIONS (INCLUDING AN ALLOCABLE PORTION (SUCH PORTION TO BE DETERMINED BASED ON THE RELATIVE PORTION OF THE ACCOMMODATION FACILITY COMMITMENT AMOUNT ADVANCED BY THE NON-CONSENTING BANK) OF THE EARLY TERMINATION FEE TO THE EXTENT IT IS RECEIVED BY THE ACCOMMODATION BANKS) WITHOUT ANY PREMIUM OR PENALTY OF ANY KIND WHATSOEVER. IN THE EVENT THE CONDITIONS TO THE PAYMENT OF THE EARLY TERMINATION FEE ARE SATISFIED, THE REPLACEMENT BANK SHALL USE REASONABLE EFFORTS TO COLLECT SUCH EARLY TERMINATION FEE. IF THE NON-CONSENTING BANK SHALL REFUSE OR FAIL TO EXECUTE AND DELIVER ANY SUCH ASSIGNMENT AND ACCEPTANCE AGREEMENT PRIOR TO THE EFFECTIVE DATE OF SUCH REPLACEMENT, THE NON-CONSENTING BANK SHALL BE DEEMED TO HAVE EXECUTED AND DELIVERED SUCH ASSIGNMENT AND ACCEPTANCE AGREEMENT. THE REPLACEMENT OF ANY NON-CONSENTING BANK SHALL BE MADE IN ACCORDANCE WITH THE TERMS OF SECTION 19.

            (v) Schedule 1 to the Agreement setting forth the Commitments and Commitment Percentages with respect to the Banks is hereby deleted and replaced with the Schedule attached hereto as Schedule 1. All references in the Agreement to the terms "Commitment" and "Commitment Percentage" shall refer to such terms as modified to give effect to the loans advanced under the Accommodation Facility.

            (w) The definition of the term "Borrowing Availability" is hereby amended and restated to read as follows:

            ""BORROWING AVAILABILITY." FOR ANY PERIOD OF DETERMINATION, AN AMOUNT EQUAL TO THE BORROWING BASE MINUS THE OUTSTANDING FACILITY AMOUNTS."

            (x) Section 2.5 of the Agreement is hereby amended and restated to read as follows:

            ""INTEREST ON REVOLVING CREDIT LOANS." EXCEPT AS OTHERWISE PROVIDED IN SECTIONS 5.21 AND 2.12, THE REVOLVING CREDIT LOANS SHALL BEAR INTEREST IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.1 HEREOF."

            (y) The lead-in clause of Section 5.1 of the Agreement is hereby amended and restated to read as follows:

            "INTEREST ON LOANS. EXCEPT AS OTHERWISE PROVIDED IN SECTIONS 5.21 AND 2.12,"

            (z) Section 5.7(a) of the Agreement is hereby amended (i) by the addition of the clause "Except as provided in Section 2.12," at the beginning of the first sentence thereof and (ii) by the addition of the clause "Subject to Sections 5.8.3, 5.9(c) and 5.10 hereof," at the beginning of the last sentence thereof.

            (aa) Section 2.10 of the Agreement is hereby amended by deleting the reference to "Section 7.7 hereof" therein and replacing it with "Section 5.7 hereof."

            (bb) The definition of the term "Maturity Date" in the Agreement is hereby amended and restated to read as follows:

            ""MATURITY DATE." JULY 31, 2006."

            (cc) The definition of the term "LIBOR Applicable Margin" is hereby amended and restated to read as follows:

            ""LIBOR APPLICABLE MARGIN." AT ALL TIMES, THREE PERCENT (3.00%).

            (dd) Schedule A to the Agreement (Borrowing Base Report) is hereby deleted and replaced with the Schedule attached hereto as Schedule A (Borrowing Base Report).

            (ee) Section 13.1 of the Agreement is amended by the addition of the following sentence at the end thereof:

            "EACH ACCOMMODATION BANK SHALL HAVE THE RIGHT, EXERCISABLE AT ANY TIME AFTER 60 DAYS FOLLOWING AN EVENT OF DEFAULT ARISING FROM THE BREACH BY THE BORROWER OF THE COVENANT CONTAINED IN SECTION 10.4 BY NOTICE TO THE ADMINISTRATIVE AGENT, TO DIRECT THE ADMINISTRATIVE AGENT TO DECLARE ALL AMOUNTS OWING WITH RESPECT TO THIS CREDIT AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS AND ALL REIMBURSEMENT OBLIGATIONS IMMEDIATELY DUE AND PAYABLE."

            (ff) Section 13.2 of the Agreement is amended by the addition of the following sentence at the end thereof:

            "EACH ACCOMMODATION BANK SHALL HAVE THE RIGHT, EXERCISABLE AT ANY TIME AFTER 60 DAYS FOLLOWING AN EVENT OF DEFAULT ARISING FROM THE BREACH BY THE BORROWER OF THE COVENANT CONTAINED IN SECTION 10.4 BY NOTICE TO THE ADMINISTRATIVE AGENT, TO DIRECT THE ADMINISTRATIVE AGENT TO NOTIFY THE BORROWER TO TERMINATE THE UNUSED PORTION OF THE CREDIT UNDER THIS CREDIT AGREEMENT."

            (gg) Section 13.3 of the Agreement is amended by the addition of the following sentence at the end thereof:

            "EACH ACCOMMODATION BANK SHALL HAVE THE RIGHT, EXERCISABLE AT ANY TIME AFTER (i) 60 DAYS FOLLOWING AN EVENT OF DEFAULT ARISING FROM THE BREACH BY THE BORROWER OF THE COVENANT CONTAINED IN SECTION 10.4 OR (ii) THE OCCURRENCE OF AN EVENT OF DEFAULT SPECIFIED IN SECTIONS 13.1(g) OR 13.1 (h), TO PROCEED (OR BY NOTICE TO THE ADMINISTRATIVE AGENT TO DIRECT THE ADMINISTRATIVE AGENT TO SO PROCEED) TO PROTECT AND ENFORCE ITS RIGHTS BY SUIT IN EQUITY, ACTION AT LAW, OR OTHER APPROPRIATE PROCEEDING , WHETHER FOR THE SPECIFIC PERFORMANCE OF ANY COVENANT OR AGREEMENT CONTAINED IN THIS CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS OR ANY INSTRUMENT PURSUANT TO WHICH THE OBLIGATIONS ARE EVIDENCED, INCLUDING AS PERMITTED BY APPLICABLE LAW THE OBTAINING OF THE EX PARTE APPOINTMENT OF A RECEIVER, AND IF SUCH AMOUNT SHALL HAVE BECOME DUE, BY DECLARATION OR OTHERWISE, PROCEED TO ENFORCE THE PAYMENT THEREOF OR ANY OTHER LEGAL OR EQUITABLE RIGHT OF AGENTS AND BANKS."

      3. Assignments. Effective as of April 6, 2005, (i) ABN AMRO Bank N.V. is selling and assigning to LaSalle a $1,875,000 interest in and to the rights, benefits, indemnities and obligations of ABN AMRO Bank N.V. under the Agreement equaling one and one half percent (1.5%) of the Total Revolver Commitment, (ii) JPMorgan Chase Bank, N.A. is selling and assigning to LaSalle a $1,875,000 interest in and to the rights, benefits, indemnities and obligations of JPMorgan Chase Bank, N.A. under the Agreement equaling one and one half percent (1.5%) of the Total Revolver Commitment, (iii) Fleet Retail Group, Inc. is selling and assigning to LaSalle a $1,875,000 interest in and to the rights, benefits, indemnities and obligations of Fleet Retail Group, Inc. under the Agreement equaling one and one half percent (1.5%) of the Total Revolver Commitment, (iv) Sovereign Bank is selling and assigning to LaSalle a $1,875,000 interest in and to the rights, benefits, indemnities and obligations of Sovereign Bank under the Agreement equaling one and one half percent (1.5%) of the Total

Revolver Commitment, and (v) LaSalle is selling and assigning to Back Bay a $7,500,000 interest in and to the rights, benefits, indemnities and obligations of LaSalle under the Agreement equaling six percent (6.0%) of the Total Revolver Commitment (the foregoing, collectively, the "Assignments"). Each of the Banks, the Agents and the Borrower hereby (i) consents to the Assignments, (ii) waives with respect to the Assignments the requirements of Section 19 of the Agreement requiring assignments to be in an amount of at least $5,000,000, (iii) agrees that notwithstanding the provisions of Section 19, the Assignments shall be effective as of April 6, 2005 and (iv) agrees that notwithstanding the provisions of the Agreement, Back Bay shall be deemed an "Eligible Assignee" for purposes of the Agreement.

      4. Representations, Warranties and Covenants. The representations and warranties set forth in Section 7 and all covenants set forth in Sections 8, 9 and 10 of the Agreement shall be deemed remade and affirmed as of the date hereof by the Borrower, except any and all references to the Agreement in such representations, warranties and covenants shall be deemed to include this Amendment.

      5. Payment of Fee; Delivery of Documents/Information. Prior to entering into this Amendment, the Administrative Agent shall have received from the Borrower (i) an amendment fee in the amount of $100,000.00 for the ratable benefit of the Banks (excluding those Banks that are Accommodation Banks)(the Administrative Agent being hereby authorized by the Borrower to make a Revolving Credit Loan to pay such fee), and (ii) each of the following fully executed documents, in form and substance satisfactory to Administrative Agent and each Bank, and all of the transactions contemplated by each such document shall have been consummated or each condition contemplated by each such document shall have been satisfied:

            (a) This Amendment;

            (b) Secretary's Certificate of the Borrower with resolutions and incumbency; and

            (c) A Borrowing Base report dated April 1, 2005 confirming that the Borrower had Borrowing Availability as of such date in an amount not less than $20,000,000.00;

            (d) The duly executed Accommodation Facility Letter Agreement, along with the Commitment Fee and the Collateral Monitoring Fee specified therein;

            (e) The Borrower's February, 2005 month end financial statements and financial reporting, as required pursuant to the Loan Agreement, and

            (f) Such other documents, certificates and opinions as Administrative Agent may request.

      6. On or before April 22, 2005, the Borrower shall deliver to the Administrative Agent the annual financial statements of the Borrower required by
Section 8.4(a) of the Agreement for the fiscal year ended January 31, 2005, certified without qualification by the Borrower's independent public accountants.

      7.    Reference to the Effect on the Agreement.

            (a) References. Upon the date of this Amendment and on and after the date hereof, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Agreement, as amended hereby.

            (b) Ratification. As specifically modified above, the Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

      8. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants to Administrative Agent and the Banks as of the date hereof as follows:

            (a) The execution and delivery of this Amendment and the performance by Borrower of its obligations hereunder are within the Borrower's powers and authority, have been duly authorized by all necessary corporate action and do not and will not contravene or conflict with the Certificate of Incorporation or By-laws of the Borrower;

            (b) The Agreement (as amended by this Amendment) and the other Loan Documents constitute legal, valid and binding obligations enforceable in accordance with their terms by the Administrative Agent and the Banks against the Borrower, and the Borrower expressly reaffirms each of its obligations under the Agreement (as amended by this Amendment) and each of the other Loan Documents, including, without limitation, the Borrower's Obligations. The Borrower further expressly acknowledges and agrees that Administrative Agent has a valid, duly perfected, first priority and fully enforceable security interest in and lien against each item of Collateral except as otherwise set forth in the Agreement. The Borrower agrees that it shall not dispute the validity or enforceability of the Agreement (as it was stated before and after this Amendment) or any of the other Loan Documents or any of its respective obligations thereunder, or the validity, priority, enforceability or extent of Administrative Agent's security interest in or lien against any item of Collateral, in any judicial, administrative or other proceeding;

            (c) No consent, order, qualification, validation, license, approval or authorization of, or filing, recording, registration or declaration with, or other action in respect of, any governmental body, authority, bureau or agency or other Person is required in connection with the execution, delivery or performance of, or the legality, validity, binding effect or enforceability of, this Amendment; and

            (d) The execution, delivery and performance of this Amendment by the Borrower does not and will not violate any law, governmental regulation, judgment, order or decree applicable to the Borrower and does not and will not violate the provisions of, or constitute a default or any event of default under, or result in the creation of any security interest or lien upon any property of the Borrower pursuant to, any indenture, mortgage, instrument, contract, agreement or other undertaking to which the Borrower is a party or is subject or by which the Borrower or any of its real or personal property may be bound.

            (e) The Borrower hereby acknowledges and agrees that there is no basis nor set of facts on which any amount (or any portion thereof) owed by the Borrower under the Loan Documents could be reduced, offset, waived, or forgiven, by rescission or otherwise; nor is there any claim, counterclaim, offset, or defense (or other right, remedy, or basis having a similar effect) available to the Borrower with regard thereto; nor is there any basis on which the terms and conditions of any of the Obligations could be claimed to be other than as stated on the written instruments which evidence such Obligations.

            (f) The Borrower hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against the Administrative Agent or the Banks, or their respective parents, affiliates, predecessors, successors, or assigns, or their respective officers, directors, employees, attorneys, or representatives, with respect to the Obligations, or otherwise, and that if the Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Administrative Agent or the Banks, or their respective parents, affiliates, predecessors, successors, or assigns, or their respective officers, directors, employees, attorneys, or representatives, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Amendment, all of them are hereby expressly WAIVED, and the Borrower hereby RELEASES the Administrative Agent and the Banks, and their respective officers, directors, employees, attorneys, representatives, affiliates, predecessors, successors, and assigns from any liability therefor.

      9. Fees and Expenses. (a) The Borrower agrees to pay on demand all costs, fees and expenses of or incurred by the Administrative Agent in connection with the evaluation, negotiation, preparation, execution and delivery of this Amendment and the other instruments and documents executed and delivered in connection with the transactions described herein (including the filing or recording thereof), including, but not limited to, the reasonable fees and expenses of counsel for the Administrative Agent, search fees, the reasonable fees and expenses of counsel to Back Bay and taxes payable in connection with this Amendment and any future amendments to the Agreement.

      (b) In the event that after the date of this Amendment, the Banks (other than the Accommodation Banks) become entitled to any increase in the interest rate payable on the Revolving Loans held by such Banks or any additional or increased fees payable to such Banks, the Accommodation Banks shall be entitled to a corresponding proportional (based on the total amount of all Revolving Loans outstanding) increase in the interest rate or additional fee or increased fee payable to the Accommodation Banks, as the case may be.

      10. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

      (THIRD AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND
                  GOLD CONSIGNMENT AGREEMENT SIGNATURE PAGE)

            IN WITNESS WHEREOF, the parties hereto have duly executed this Third Amendment to Second Amended and Restated Revolving Credit and Gold Consignment Agreement as of the date first above written.

                                        WHITEHALL JEWELLERS, INC.

                                        By: /s/ John R. Desjardins
                                            ------------------------------------
                                        Name: John R. Desjardins
                                        Title: Chief Financial Officer

                                        LASALLE BANK NATIONAL
                                        ASSOCIATION, for itself as a Bank and an Accommodation Bank and as
                                        Administrative Agent for the Banks

                                        By: /s/ Robert Barnhard
                                            ------------------------------------
                                        Name: Robert Barnhard
                                        Title: Senior Vice President, Group Head

                                        JPMORGAN CHASE BANK, NATIONAL
                                        ASSOCIATION, individually and as
                                        Documentation Agent

                                        By: /s/ Irene B. Spector
                                            ------------------------------------
                                        Name: Irene B. Spector
                                        Title: Vice President

                                        ABN AMRO BANK N.V., individually and
                                        as Syndication Agent

                                        By: /s/ Jeffrey Sarfaty
                                            ------------------------------------
                                        Name: Jeffrey Sarfaty
                                        Title: Vice President

                                        By: /s/ Frederick G. Jennings
                                            ------------------------------------
                                        Name: Frederick Jennings
                                        Title: Vice President

      (THIRD AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND
             GOLD CONSIGNMENT AGREEMENT SIGNATURE PAGE, CONTINUED)

                                        FLEET RETAIL GROUP, INC., as a Bank

                                        By: /s/ Christine Hutchinson
                                            ----------------------------
                                        Name: Christine Hutchinson
                                        Title: Vice President

                                        SOVEREIGN BANK, as a Bank

                                        By: /s/ Irene A. Ogarek
                                            ----------------------------
                                        Name: Irene A. Ogarek
                                        Title: Vice President

                                        BACK BAY CAPITAL FUNDING LLC, as
                                        a Bank and an Accommodation Bank

                                        By: /s/ Kristan O'Connor
                                            ----------------------------
                                        Name: Kristan O'Connor
                                        Title: Managing Director